Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This certification is not deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report of Zila, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

     In connection with the Report of the Company, I, Andrew A. Stevens, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew A. Stevens
Andrew A. Stevens
Chief Financial Officer
June 9, 2005